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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20548

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report: July 15, 1998
                       (Date of earliest event reported)

                             LIDAK PHARMACEUTICALS
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

              0-18734                              33-0314804
      (Commission File Number)          (IRS Employer Identification No.)

    9393 Towne Centre Drive, Suite 200; San Diego, California     93121-3016
             (Address of principal executive offices)             (Zip code)

                                 (619) 558-0364
              (Registrants telephone number, including area code)
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Item 5. OTHER EVENTS

The registrant incorporates by reference herein the press release dated July 15, 1998, attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (i)  Exhibit 99 -- Press Release dated July 15, 1998

          SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIDAK PHARMACEUTICALS


DATE: July 27, 1998                     By: /s/ GERALD J. YAKATAN
                                        -------------------------
                                        Gerald J. Yakatan, Ph.D.
                                        President & Chief Executive Officer